EXHIBIT 99.1

Citigroup CEO Conference
March 12-14, 2012
Via - Sunnyvale, CA

Safe Harbor Disclosure
Certain statements in this presentation, which are not historical facts, may be considered forward-looking statements within the meaning of the federal securities laws. The forward looking statements, some of which can be identified by terms and phrases such as “forecast”, “estimate”, “expect”, “anticipate”,
“should”, “could”, “may”, and similar expressions, reflect the current views of
Essex Property Trust, Inc. (“Essex” or the “Company”) and its affiliates with respect to future events and are subject to risks and uncertainties. Such forward-looking statements involve the risk that actual results could be materially different from those described in such forward-looking statements. Factors that could cause actual results to be materially different are discussed under the caption “Risk
Factors” in Item 1A of the Company’s Report on Form 10-K for the year ended
December 31, 2011. All forward-looking statements and reasons why results may differ included in this presentation are made of the date hereof, and we assume no obligation to update any such forward-looking statements or reasons why actual results may differ.

Essex Property Trust, Inc.

       Page

Section I.  About Essex & Performance Record    3-6

Section II. National Fundamental Drivers                                                                                           7-9

Section III. West Coast Apartment Outlook   10-20

Section IV. Company Information   21-30

Table of Contents

Essex Property Trust, Inc.

At IPO, Essex owned 16 multifamily properties (4,410 units); currently, Essex has ownership in 160 apartment communities (32,913 units)
▪ Multifamily REIT dedicated to supply-constrained markets
 - Formed in 1971
 - Initial Public Offering in June 1994
 • IPO stock price was $19.50 a share
 • Today the stock trades around $140 per share
▪ Cumulative Dividend paid in excess of $50 per share since IPO
▪ Consistent operating philosophy through numerous market cycles
 - Research-based strategy
 - Rigorous underwriting leveraging real-time platform operating data
 - Total return driven
▪ Experienced management team - top executives have worked together for an average tenure of 20 years

Section I. About Essex & Performance Record
About Essex Property Trust
Southern CA - 50% of NOI
Northern CA - 33% of NOI
Seattle - 17% of NOI
Essex Property Trust, Inc.

Performance Record

Source: NAREIT. Represents the value of a $100 investment and reinvestment of all dividends.
Essex Property Trust, Inc.

Essex Property Trust, Inc.

In 4Q 2011 Industry Leading NOI Growth
Accelerating and Industry Leading Same-Property NOI Growth
Source: Peer group includes 11 multifamily REITs

Essex Property Trust, Inc.

Section II. National Fundamental Drivers
Job growth accelerating and jobless claims abating
20-34 year olds is a key renter cohort
▪ Lost fewer jobs in the recession
▪ Gaining a greater percentage of jobs during the recovery

2008-2009 Share of Job Losses
2010-2011* Share of Job Gains
*Through December 2011
Source: BLS

Echo Boomers will Drive Demand with Higher Propensity to Rent
National Multifamily Fundamental Drivers
Source: U.S. Census Bureau, Robert Charles Lesser & Co., and Green Street Advisors.
Essex Property Trust, Inc.

Residential Supply Distortion
Essex Property Trust, Inc.
The “Distressing Gap” for homebuilders has benefited multifamily owners as it indicates home values are too low to support for-sale construction. Thus, we believe that new home construction will not return in a meaningful way until distressed home sales abate. The best indicator of this will be increasing home prices.

Critical Factors:
▪ West Coast rents declined further and recovered later relative to other major U.S. metros
▪ Better than average job growth prospects, especially in high paying industries
▪ New supply remains muted, <1% annual addition to residential stock in Essex markets
▪ High cost of for-sale housing limits transitions from renters to home owners

Section III. West Coast Apartment Outlook
Why Essex is Maintaining the West Coast Focus?

Essex Property Trust, Inc.
Source: Axiometrics
Approximately 63% of Essex’s NOI is located in the top five projected rent growth markets in the nation over the next five years

Drivers of strong continued demand in Essex markets
▪ California and Washington combined are the 6th largest economy in the world
▪ 58% of Venture Capital spending is in our markets - key driver of growth industries & jobs
▪ Incoming Echo Boomers (64 million) & quality of life factors favor the West Coast
▪ Higher percentage of educated workers
Source: PriceWaterhouseCoopers
Source: World Development Indicators
Database, World Bank, 1 July 2011 & BEA
GDP of CA+WA = $2.29
The West Coast is a Dominant Economic Player

$3.8 billion
Essex Property Trust, Inc.
Venture Capital Spending (4Q 2011)

California Outperforms U.S. Average - Population & Jobs
Source: US Census
Source: BLS

Essex Property Trust, Inc.
6 Months of Outperformance
CA Outperforms

December Y-Y Job Growth: Selected Metros by % Growth
(000’s)

Source: BLS
▪ Tech/ Energy based markets are leading the way
▪ LA job growth improving and expected to be 1% in 2012
Essex Portfolio Contains Leading Job Growth Markets
Job Growth: 1.8 million jobs created in U.S. and 157,000 in Essex markets in
2011
Essex Property Trust, Inc.
Top 20 Markets	Absolute Change	% Growth

San Jose	25.7	3.0%
Houston	75.8	3.0%

San Diego	26.9	2.2%

San Francisco	19.7	2.1%
Inland Empire	22.9	2.0%
Miami	18.2	1.8%
Jacksonville	10.6	1.8%
Orange County	24.6	1.8%

Ventura	4.6	1.7%
Dallas Ft Worth	45.7	1.6%
Boston	37.9	1.5%
Portland	14.3	1.5%
Detroit	24.6	1.4%
Baltimore	17.1	1.3%
Newark NJ	12.7	1.3%
Minneapolis	19.8	1.2%

US	1,767	1.3%

Education Data for Essex Counties & State/U.S. Data
▪ Essex’s tech markets have a significantly higher percentage of college educated workers.
▪ These markets should continue to lead job and personal income growth
▪ Concentrated in the highest skilled California counties

Essex Attracts Higher Wage Renters
Essex Property Trust, Inc.

▪ High Single-Family Prices Restrict Homeownership
▪ Despite the fall in home prices since 2008, prices remain high in supply-constrained markets
Source: National Association of Realtors, Dataquick, Essex
Expensive Single Family Housing
Essex Property Trust, Inc.

Conclusions:
▪ When single family supply recovers, we expect a sharp rebound in the non-constrained markets
▪ The coastal rental markets will have less competition from for-sale as compared to 2003 - 2007, due to more restrictive lending standards and higher housing costs
Source: U.S. Census
For-Sale Supply Risk Low
Essex Property Trust, Inc.
Essex Portfolio Average

Seattle Market Review
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Dec. ‘11 vs. Dec. ‘10
Gap = 7.5% of
current rents

Source: Essex, U.S. Census, BLS
Office Absorption: 2.0% in 2011
Total Jobs Created (000’s) 36.9
0.2
11.2
6.3
0.7
-1.3
13.5
6.0
3.1
Boeing
- Expanding facilities
- Backlog of $300 billion
- Renewed commitment to WA state
Amazon
- Expands by 3 million sq ft.
0.8
-3.6

Northern California Market Review
(San Jose MSA Example)
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Dec. ‘11 vs. Dec. ‘10

Gap = 1% of
current rents
Source: Essex, U.S. Census, BLS
Office Absorption: 3.9% in 2011
25.7
3.1
3.9
2.8
3.7
0.3
3.7
7.6
-0.2
Total Jobs Created (000’s)
1.6
-0.8

Southern California Market Review
(Los Angeles MSA Example)
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Dec. ‘11 vs. Dec. ‘10

Gap = 9.7% of
current rents
Source: Essex, U.S. Census, BLS
Office Absorption: 0.6% for 2nd half
of 2011
17.3
1.3
-3.7
3.1
5.4
7.2
-2.1
7.9
-0.7
-Government/construction job losses
are abating
- Y-o-Y job growth trends up in the
2nd half of 2011
-Professional and business services
strengthening
Total Jobs Created (000’s)
-0.6
-0.5

Southern California Market Review
Occupancy breaks through 95% for both markets for the first time since Q4 2007.

Essex Property Trust, Inc.
Source: Axiometrics, Realfacts
*LA/Orange Numerical Average

▪ To Grow FFO/share, consistent with NAV Growth, in the top tier of multifamily REITs
•    Focus on improving operating platform
•    Target acquisitions generating an unlevered return of 8.5-9%
•    Target development generating at least 10% unlevered returns and for unfunded commitments to represent 5-7% of total capital
•    Target redevelopment generating unlevered returns of 8-10%
•    Actively upgrade the portfolio through investment and property sales
Section IV. Company Information
Essex Intermediate Goals

Essex Property Trust, Inc.

Multiple Investment Platforms
Committed approximately $2 billion of investments in acquisitions, developments, redevelopments and co-investments since the beginning of 2010
▪ Acquisitions
 - Targeting markets with high rent growth potential to enhance the quality of the portfolio and to accelerate portfolio growth
 - Since 2010, Essex has acquired over $1.2 billion of high quality and well-
 located properties
▪ Development
 - Upgrading the portfolio
 - Started five developments totaling $423 million in 2011
▪ Co-Investments & Preferred Equity Investments
  - Diversifying capital sources
  - Enhancing risk adjusted returns
  - Moderating portfolio volatility
▪ Redevelopment
 - Repositioning the portfolio and augmenting internal growth
 - Capitalizing on the strategy of owning Class B quality assets in “A” locations

Essex Property Trust, Inc.

Active Acquirer Early in the Cycle
▪ The 2010 and 2011 acquisitions are expected to generate
 approximately a 5.5% yield in 2012
▪ Upgraded the quality of our portfolio:
 ▪ Average age of new investments is below the portfolio average
 ▪ Average rents are higher as compared to the existing portfolio
Represents the consolidated same property portfolio as of 12/31/11 and the consolidated acquisitions as of 12/31/11.

Essex Property Trust, Inc.

Essex Skyline - Santa Ana, CA

416 on Broadway - Glendale, CA
Santee Court - Los Angeles, CA
Delano - Redmond, WA
Bon Terra - Redmond, WA
Reveal - Woodland Hills, CA
Anavia - Orange, CA
Allegro - Valley Village, CA

DEVELOPMENT PIPELINE
Currently have 5 active development projects totaling $423 million.
		Estimated Units	Estimated retail sq. feet	Incurred to Date	Estimated Total Cost	Construction Complete
Project Name	Location

Queen Anne (JV)	Seattle, WA	275	17,000	$33.5	$79.1	Mar-13
Epic (JV)	San Jose, CA	280		$36.7	$98.6	May-13
West Dublin (JV)	Dublin, CA	309		$23.1	$94.5	Jun-13
Santa Monica (JV)	West Hollywood, CA	184	12,750	$19.7	$75.4	Jul-14
Fountain at La Brea (JV)	West Hollywood, CA	187	18,200	$27.0	$75.0	Feb-14
Total Active Development Pipeline		1,235	47,950	$140.0	$422.6
ACTIVE DEVELOPMENT PIPELINE
 (Dollars in Millions)

Essex Property Trust, Inc.
Queen Anne - Seattle, WA
Santa Monica - West Hollywood, CA

▪  Capitalize on the strategy of owning Class B quality assets in “A” locations - supply constraint in Essex markets results in older housing stock which leads to greater renovation potential
▪  Selective repositioning: rent justified improvements to maximize NOI and value
Highridge - Rancho Palos Verde, CA
255 units
$16.6 million renovation cost
$65,000 cost per unit
9.25% return

Redevelopment
Before
After
Before
After
The Pointe at Cupertino - Cupertino, CA
116 units
$8.0 million renovation cost
$69,000 cost per unit
9.5% return

REDEVELOPMENT

Fund & Joint Ventures

 The co-investment program facilitates external growth via private capital, provides a diversified source of equity and enhances risk adjusted returns.
 This platform represents 19% of the units in Essex’s total portfolio.
 Current Co-Investment Programs Consists of:
 ▪ Fund II
  - 14 well-positioned assets with dispositions beginning in 2012/2013

 ▪ Programmatic Joint Ventures
  - Wesco I - a 50/50 joint venture to acquire apartments. The joint venture has invested $425 million to date.
  - Wesco II - a 50/50 joint venture in preferred equity investment of $175 million
  - Canada Pension Plan Investment Board (“CPPIB”) - 55% Essex/45%
  CPPIB joint venture to develop Epic and West Dublin.
 ▪ Single Asset Joint Venture
  - Essex Skyline at MacArthur Place - a 50/50 joint venture investment in a
  349-unit high-rise condominium
 ▪ Development Joint Ventures with Regional Developers:
 - Queen Anne- a 50/50 joint venture to develop and operate a 275-unit community
 - Fountain at La Brea - a 50/50 joint venture to develop and operate a 187-
 unit community
 - Santa Monica - a 50/50 joint venture to develop and operate a 184-unit community

Essex Property Trust, Inc.

 ▪ Leverage of 34% on a debt to total market capitalization basis, one of the lowest within the multifamily peer group.
 ▪ Debt to adjusted EBITDA is expected to be approximately 7.0X by year-end 2012.
 ▪ Nearly $400 million in available liquidity from cash on hand, marketable securities, and unused balance on our line of credit
 ▪ Unencumbered NOI was 44% at year end 2011 vs 35% at year end 2010. Expect to be at +50% by year end 2012.
 ▪ Limited near term debt maturing with less than 15% of debt coming due over the next 3 years
 ▪ Achieved investment grade ratings : S&P: BBB; Moody’s: Baa2; and Fitch: BBB
Conservatively Proportioned and Flexible Balance Sheet

Source: Company filings as of 12/31/11
Essex Property Trust, Inc.

2012 Guidance
FFO Per Share Guidance
 $6.50-$6.80
Same Property Revenue Growth (Midpoint)
6.0%
Same Property NOI Growth of the Consolidated portfolio (Midpoint) *
7.7%
Market Expectations
2012
2012
2012
Market
Market
Market
Job Growth
Rent Growth
Occupancy
Southern California
1.2%
6.2%
95.6%
Northern California
1.7%
8.0%
96.8%
Seattle Metro
1.8%
9.0%
95.5%
Weighted Average
1.4%
7.4%
96.0%
US Economic Assumptions
 GDP Growth of 2.6%
 Job Growth of 1.3%
Target Acquisitions
 $300 million - $500 million
* Excludes joint ventures which have greater exposure to Seattle and Northern California

Essex Property Trust, Inc.

Key Strengths
▪ Attractive market fundamental in our West Coast markets
▪ Strong growth prospects
 ▪ Internal growth is forecast at 7.7% in ’12
 ▪ External growth through development and acquisitions
▪ Strong balance sheet with ample financial flexibility to take advantage of attractive opportunities as they arise
▪ Proven management team with superior results

Essex Property Trust, Inc.

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NOTES

Via - Sunnyvale, CA
416 on Broadway - Glendale, CA
Joule - Seattle, WA
For additional information, please contact the Company’s
Investor Relations department at (650) 849-1600.
Fourth & U - Berkeley, CA
Axis 2300 - Irvine, CA
Arbors at Park Rose - Oxnard, CA